Exhibit 10.1

AMENDMENT NO. 3

TO THE

ALLIED MOTION TECHNOLOGIES INC.

YEAR 2000 STOCK INCENTIVE PLAN

THIS AMENDMENT is made by Allied Motion Technologies Inc., a Colorado corporation (the “Corporation”).

WHEREAS, the Corporation entered into and executed the Allied Motion Technologies Inc. Year 2000 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 9.1 of the Plan provides that “The Board may at any time terminate, and from time-to-time may amend or modify, the Plan…”; and

WHEREAS, the Corporation desires to amend the Plan.

NOW THEREFORE, the Corporation hereby amends the Plan as follows:

1.             Section 4.1(b) hereby is amended to read as follows (underlined language added or changed):

(b)           The maximum number of Shares of Stock that may be issued in conjunction with Restricted Stock Awards granted pursuant to Section 7 shall equal 500,000 Shares.

2.             Except as provided above, the Corporation hereby reaffirms and readopts each and every other provision of the Plan, to the extent not inconsistent with this amendment.

3.             The effective date of this amendment shall be March 1, 2010, and this amendment shall apply to all currently outstanding stock award agreements and all future stock awards granted under the Plan.

IN WITNESS WHEREOF, the undersigned officer of the Corporation, having been duly authorized by the Board of Directors of the Corporation, has signed this amendment effective as of the date set forth above.

ALLIED MOTION TECHNOLOGIES INC.
By:	/s/ Susan M. Chiarmonte
Title:	VP, Secretary, Treasurer